                                                                    EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
RELATING TO EXCHANGE ACT FILINGS

I, Robert A. Young III, President and Chief Executive Officer of Arkansas Best Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Arkansas Best Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of Arkansas Best Corporation.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for fiscal year ended December 31, 2001 of Arkansas Best Corporation;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Arkansas Best Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.


                                           Subscribed and sworn to
       /s/ Robert A. Young III             before me this 9th day of
-------------------------------------      August 2002.
         Robert A. Young III
President and Chief Executive Officer
                                           /s/ Diane White
                                           ------------------------------------
            August 9, 2002                 Notary Public
-------------------------------------
                 Date
                                           My Commission Expires: June 21, 2010
                                           ------------------------------------